                                                                Exhibit 10iiD(3)

                                    ORIGINAL

                                                                      No. F38429

                                                                 Dated: 08/10/99

                             MASTER LEASE AGREEMENT

This MASTER LEASE AGREEMENT (hereinafter called the "Master Agreement") is entered into by and between Forsythe/McArthur Associates, Inc. corporation (hereinafter called "Lessor"), having its principal place of business at 7500 Frontage Road Skokie, IL 60077

Mail.com, Inc. (hereinafter called "Lessee"), having a principal place of business at 11 Broadway, Suite 660, New York, NY 10004

                                  I. THE LEASE

1.1 Lease of Equipment. In accordance with the terms and conditions of this Master Agreement, Lessor agrees to lease to Lessee. and Lessee agree to lease from Lessor, the units of personal property (hereinafter individually called a "Unit" and collectively called "Equipment") described in supplement(s) which are executed pursuant to and incorporate the terms of this Master Agreement (each hereinafter, a "Supplement"). Each Supplement shall constitute a separate, distinct, and independent lease and contractual obligation of Lessee. The term "Lease" as used hereinafter shall refer to an individual Supplement which incorporates the terms of this Master Agreement. Lessor or its assignee shall retain the full legal title to the Equipment, it being expressly agreed by both parties that this Master Agreement and each Lease shall constitute an agreement of lease only. Each Lease shall be binding upon Lessor and Lessee from the date of acceptance and execution of the applicable Supplement, by Lessor at its headquarters.

1.2 Term of Lease. The original term of lease for each Unit (hereinafter the "Original Term") shall commence on the date specified in the applicable Supplement and, subject to Section 2.5 below, shall terminate as specified in such Supplement. No Lease may be canceled by Lessee for any reason whatsoever.

1.3 Disclaimers; Warranties. LESSEE ACKNOWLEDGES AND AGREES THAT LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES ARISING OUT OF OR RELATED TO LESSEE'S USE OR OPERATION OF THE EQUIPMENT. LESSOR EXPRESSLY DISCLAIMS THE IMPLIED WARRANTIES OP MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE FOR THE EQUIPMENT OR OTHER PRODUCTS, DOCUMENTATION AND SERVICES PROVIDED HEREIN. IN NO EVENT SHALL LESSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR ASSOCIATED WITH THE EQUIPMENT OR THE LEASE THEREOF EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

1.4 Rental Payments. Lessee shall pay rental to Lessor for the Unit(s) in the amounts and on the dates specified in the applicable Supplement. If any rental or other amount due hereunder is not paid within five (15) days of the due date thereof, Lessee shall pay to Lessor on demand, as additional rental, interest thereon from the due data until payment at a rate equal to the lesser of (i) eighteen (18%) per annum, or (ii) the maximum rate permitted by law. All rental and other amounts payable by Lessee to Lessor hereunder shall be paid to Lessor at the address specified above, or at such other place as Lessor may designate in writing to Lessee. Time is of the essence with respect to all of Lessee's obligations under any Lease.

1.5 Return of Equipment. Upon expiration of the Original Term, Lessee will immediately return the Equipment to Lessor as provided in Section 2.3 below. Should Lessee not return the Equipment at the end of the Original Term, the Equipment shall continue to be held and leased hereunder, and the Lease shall thereupon be extended for successive three (3) month terms, at the same monthly rental, subject to the right of either Lessee or the Lessor to terminate the Lease upon ninety (90) days written notice, whereupon the Lessee shall forthwith deliver the Equipment to the Lessor. If Lessee falls to return the Equipment upon demand therefor by Lessor, Lessee shall pay Lessor, as the reasonable measure of Lessor's damages, the value, at replacement cast, of the Equipment so converted.

                             II. COVENANTS OF LESSEE

2.1 Payment of Rental and Other Monies. Each lease is a net lease and Lessee acknowledges and agrees that Lessee's obligation to pay all rental and other sums payable hereunder, and the rights of Lessor in and to such payments, shall be absolute and unconditional and shall not be subject to any abatement, reduction, setoff, counterclaim or other defense for any reason whatsoever. It being the intent of Lessor, and an inducement to Lessor, to enter into the Lease, to claim all available tax benefits of ownership with respect to the Equipment, Lessee acknowledges and agrees that (i) no right, tide or interest in the Equipment has been or is intended to be passed to Lessee, other than the right to maintain possession and use of the Equipment for the Original Term, conditional on Lessee's performance of the terms and conditions of the Lease, (ii) Lessee has not taken and will not at any time during the Original Term take any action which shall cause Lessor to lose any tax benefits of ownership, and
      (iii) the Stipulated Loss Values (defined in the applicable Lease) agreed to under this Lease are intended to provide recovery by Lessor of such lost tax benefits of ownership.

2.1.1 Acceptance of Equipment. Lessees acceptance of the Equipment shall be conclusively and irrevocably evidenced by Lessee executing the Certificate of Delivery and Acceptance and upon acceptance the Lease of such Equipment shall be noncancellable for the Original Term unless otherwise agreed to as writing by Lessor.

2.12 Financial Statements. Law shall promptly furnish, or cause to be furnished, to Lessor such financial or other statements respecting the condition and operations of Lessee or respecting the Equipment as Lessor may from time to time reasonably request.

2.13 Lessee Representations. Lessee hereby represents, warrants and covenants that with respect to this Master Agreement and each Lease entered into hereunder:

      (a) The execution, delivery and performance thereof by the Lessee have been duly authorized by all necessary corporate action;

      (b)   The individual executing such was duly authorized to do so;

      (c) This Master Agreement and each Lease constitute the legal, valid and binding obligations of the Lessee enforceable in accordance with the respective terms.

                              DEFAULT AND REMEDIES

3.1 Events of Default. The occurrence of any of the following shall constitute an Event of Default hereunder: (a) Lessee shall fail to pay on the due date any rental or other payment due under any lease and such failure shall not be cured within 10 days of notice thereof from Lessor to Lessee. (b) any provision of this Master Agreement or any Lease or any provision in any document provided by Lessee for this Master Agreement or any Lease, or in any document furnished pursuant to the provisions hereof or otherwise, shall prove to have been false or misleading in any material respect as of the date when it was made, (c) Lessee shall fail to perform any provision, covenant, condition or agreement made by it under this Master Agreement or Lease, and such failure shall continue for twenty days after notice thereof from Lessor to Lessee or (d) bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation, or other similar proceedings shall be instituted by or against Lessee or all or any part of its property under the Federal Bankruptcy Code or other law of the United States or of any state law, and ii against Lessee it shall consent thereto or shall rail to cause the same to be discharged within twenty (20) days, or (e) Lessee shall default under any agreement with respect to the purchase or installation of the Equipment, or (f) if Lessee or any guarantor of Lessee's obligations hereunder shall default under any other agreement with Lessor.

3.2 Remedies. If an Event of Default hereunder shall occur and be continuing, Lessor may exercise any one or more of the following remedies: (a) immediately terminate this Master Agreement and any or all Leases and Lessee'. rights hereunder and thereunder, (b) proceed, by appropriate court action or actions either at law or in equity, to enforce performance by Lessee of the applicable covenants of the Lease or to recover damages for the breach thereof, (c) by notice in writing to Lessee. recover all amounts due on or before the date of the event of default, plus, as liquidated damages for loss of a bargain and not as a penalty, accelerate, and declare to be immediately due and payable all rentals and other sums payable under any or all such Leases, without any presentment, demand, protest or further notice (all of which hereby are expressly waived by Lessee), whereupon the same shall be and become immediately due and payable, and (d) personally, or by its agents take immediate possession of the Equipment, or any part thereof, From Lessee and for such purpose, enter upon Lessee's premises where any of the Equipment is located with or without notice or process of law and free from all claims by Lessee. The exercise of any of the foregoing remedies by Lessor shall not constitute a termination of any Lease unless Lessor so notifies Lessee in writing. Upon such an acceleration and declaration or other exercise of remedy, if Lessee shall pay all amounts payable hereunder through the expiration of the term and shall Cure any and all defaults Lessee shall be entitled to use the equipment installed through the expiration of the term on the terms and conditions set forth herein.

3.3 Disposition of Equipment. In the event Lessor repossess Equipment, Lessor may (a) lease the Equipment, or any portion thereof, in such a manner, for such time and upon such term(s) as Lessor may determine or (b) sell the Equipment. or any portion thereof, at one or more public or private sales, in such manner, and at such times and upon such terms as Lessor may determine. In the event that Lessor leases any such Units, any rentals received by Lessor for the Remaining Lease Term(s) (the period ending on the date when the Original Term for the Unit(s) would have expired if an Event of Default had not occurred) for such Units shall be applied to the payment of (i) all costs and expenses (Including attorneys' fees) incurred by Lessor in retaking possession of, and removing, storing, repairing, refurbishing and leasing such Units, and (ii) the rentals for the remainder of the Original Term and all other sums, including past due rentals, remaining unpaid under the Lease. The balance of such rentals, if any, shall be applied first to reimburse Lessee for any sums previously paid by Lessee as liquidated damages, and any remaining amounts shall be retained by Lessor. All rentals received by Lessor for the period commencing after the expiration of the Remaining Lease Term(s) shall be retained by Lessor. Lessee shall remain liable to Lessor to the extent that the aggregate amount of the sums referred to in clause (i) and (ii) above shall exceed the aggregate rentals received by Lessor under such leases for the respective Remaining Lease Term(s) applicable to the Units covered by such lease. In the event that Lessor shall sell or otherwise dispose of (other than pursuant to a lease) any such Unit, the proceeds thereof shall be applied to the payment of (i) all costs and expenses (including reasonable attorneys' fees) incurred by Lessor in retaking possession of, and removing, storing, repairing, refurbishing and selling or otherwise disposing of such Unit(s), (ii) the rentals that either did or would have accrued under the Lease but are unpaid up to the time of such sale or other disposition, (iii) any and all other sums (other than rentals) then owing to Lessor by Lessee under, and (iv) the Stipulated Loss Value of such Unit(s) determined as of the date of such sales or other disposition in accordance with the schedule set forth in the Lease for such Unit(s). The balance of such proceeds, If any, shall be applied first to reimburse Lessee for any sums previously paid by Lessee as liquidated damages, and any remaining amounts shall be retained by Lessor. Lessee shall remain liable to Lessor to the extent that the aggregate amount of the sums referred to in clauses (I) through (iv) above shall exceed the aggregate proceeds received by Lessor in connection with the sale or disposition of the Equipment (other than pursuant to a lease).

                                IV. MISCELLANEOUS

4.1 Performance of Lessee's Obligations. Upon Lessee's failure to pay any sum or perform any obligation hereunder when due, Lessor shall have the option, but shall in no case be obligated, to pay such sum or perform such obligation, whereupon such sum or the cost of such performance shall immediately become due and payable as additional rent from Lessee to Lessor with interest at the highest legal rate from the date payment or performance was due.

4.2 Assignment. No right, obligation or interest of Lessee with respect to this Master Agreement, any Lease or Equipment shall, without the prior written consent of Lessor, be assignable by Lessee and any such purported assignment shall be null and void. Lessor may, at anytime, without the consent of Lessee, assign the Master Agreement and any Lease or any interest herein or therein to any party. In the event of any assignment of Lessor, the assignee shall have all of Lessor's rights hereunder, but none of its obligations, and upon receipt by Lessee of written notice of any such assignment, Lessee shall make all payments thereafter becoming due under any assigned Lease to such assignee without regard to any set-off, defense or counter claim that Lessee may have against Lessor.

2.2 Use of Equipment. Lessee shall use the Equipment solely in the conduct of its business, in a manner and for the use contemplated by the manufacturer thereof, and in compliance with all laws, rules and regulations of every governmental authority having jurisdiction over the Equipment and with the provisions of all policies of insurance carried by Lessee pursuant to
      Section 2.6 below; provided, however, Lessee shall have the right to allow third parties, under Lessee's supervision, to use the Equipment, so long as Lessee shall retain uninterrupted possession and control of the Equipment. Lessee shall pay all costs, expenses, fees and charges incurred in connection with the use and operation of the Equipment.

2.3 Delivery, Installation, Maintenance and Repair. Lessee shall be solely responsible, at its own expense, for the delivery of the Equipment to Lessee, the packing, rigging and delivery of the Equipment back to Lessor upon expiration of the Original Term in good repair, condition, and working order, ordinary wear and tear excepted, at the location(s) within the continental United States specified by Lessor. Lessee is also solely responsible for the installation, de-installation, maintenance and repair of the Equipment. Lessee shall, at its expense, (a) keep the Equipment in good repair, condition and working order, ordinary wear and tear excepted, and (b) at the expiration of the Original Term or any renewal term have the Equipment inspected and certified as acceptable for maintenance service by the manufacturer. Lessor shall be entitled to inspect the Equipment at Lessee's location at reasonable times.

2.4 Taxes. Lessee agrees to pay, and to indemnify and hold Lessor harmless from, all license fees, assessments, and sales, use, property, excise and other taxes and charges ("Imposts")(other than those measured by Lessor's net income) now or hereafter imposed by any governmental body or agency upon or with respect to (a) the Equipment or the possession, ownership, use or operation thereof or (b) this Master Agreement, any Lease, or the consummation of the transactions herein contemplated. All required personal property tax returns relating to the Equipment shall be filed by Lessee unless otherwise provided in writing. Lessee shall reimburse Lessor promptly upon demand for the amount of any Imposts remitted by Lessor which are required hereunder to be borne by Lessee.

2.5 Loss of Equipment. Lessee shall bear the entire risk of the Equipment being lost, destroyed or otherwise rendered permanently unfit or unavailable for use from any cause whatsoever (hereinafter called an "Event of Loss") after its delivery to Lessee. If an Event of Loss shall occur with respect to any Unit, Lessee shall promptly and fully notify Lessor thereof. On the rental payment date following such notice Lessee shall pay to Lessor an amount equal to the rental payment or payments due and payable for such Unit on such date plus a sum equal to the Stipulated Loss Value (as defined in the applicable Supplement) of such Unit as of the date of such payment set forth in such Supplement. Upon the making of such payment by Lessee regarding any Unit, the rental obligation for such Unit shall cease, the Lease as to such Unit shall terminate and (except in the case of loss, theft or complete destruction) Lessor shall be entitled to recover possession of such Unit at Lessee's expense in accordance with the provisions of Section 2.3 above. Provided that Lessor has received the Stipulated Loss Value for any Unit, Lessee shall be entitled to the proceeds of any recovery in respect of such Unit from insurance or otherwise.

2.6 Insurance. Lessee shall obtain and maintain for the entire term of the Lease, at its own expense, property damage and liability insurance and insurance against loss or damage to the Equipment including , without limitation, loss by fire (including so-called extended coverage), theft and such other risks of loss as are required on the type of Equipment leased hereunder and by businesses in which Lessee is engaged in such amounts in such form and with such insurers as shall be satisfactory to Lessor, provided however, that such insurance for lots or damage of any Unit shall always be at a minimum, the amount of the Stipulated Loss Value of such Unit. Each insurance policy will name Lessee as insured and Lessor as an additional insured and loss payee thereof as Lessor's interests may appear and shall provide that it may not be canceled or altered without at least 30 days prior written notice to Lessor or its successors and assigns. Lessee shall provide to Lessor a certificate of insurance as evidence of insurance coverage prior to delivery of any Unit.

2.7 Indemnity. Lessee shall and does hereby indemnify Lessor and its successors and assigns against, and hold Lessor and its successors and assigns harmless from, any and all claims, demands, actions and suits, proceedings, costs, expenses, damages and liabilities, including reasonable attorneys' fees, hereinafter ("Claims"), arising out of, connected with or resulting from this Master Agreement, any Lease, or the Equipment, including, without limitation, the selection, ownership, control, maintenance, lease, purchase, delivery, possession, condition, use, operation, or return of the Equipment. Except to the extent arising out of Lessor's negligence, bad faith or willful misconduct. Lessee shall give Lessor immediate notice of any Claim and Lessee shall satisfy, pay and discharge any and all judgments and fines that may be recovered against Lessor in connection with any such Claim. Lessor shall give Lessee written notice of any such Claim of which Lessor has knowledge.

2.8 Possession; Assignment; Pledge. Without the prior written consent of Lessor, which such consent as it pertains to subsections (a) and (d), shall not be unreasonably withheld or delayed, Lessee shall not (a) sublease the Equipment, or any part thereof, provided, that Lessee may, without the prior written consent of Lessor, permit any parent or subsidiary of Lessee to use the Equipment, or any part thereof, in the ordinary course of its business, (b) assign, this Master Agreement or any Lease or its interest hereunder or thereafter, (c) create or incur any lien or encumbrance with respect to the Equipment, or any part thereof,
      (d) move the Equipment, or any part thereof, or permit any of the Equipment to be moved from the location at which it is first installed, or
      (e) permit the Equipment, or any part thereof, to be removed outside the continental limits of the United States.

2.9 Identification. At any time during the term of a Lease, Lessor may require Lessee to legibly mark each Unit subject to such Lease in a reasonably prominent location with a label, disc or other marking stating that the Equipment is owned by Lessor.

2.10 Alterations or Modifications. Lessee shall not make any alternations of or additions to the Equipment without the prior written consent of Lessor. At any time during the Original Term, of any Lease there may be added to such Lease additional Units of the same type as are rented thereunder for a term equal to the remaining Original Term and, subject to the terms and conditions hereof, at the rental rates applicable to such Equipment and term in effect at the time the order is placed, provided that the order is in writing and accepted by Lessor. Such acceptance shall be at the sole discretion of Lessor. All additions, attachments or accessories to or improvements to the Equipment shall immediately belong to and become property of the Lessor unless, at the request of Lessor, such additions, attachments or accessories to or improvements of the Equipment are removed prior to the return of said Equipment by Lessee. Lessee shall be responsible for the costs of such removal and shall restore the Equipment to the same operating condition as when it became subject to the Lease.

2.11 Equipment to be Personal Property. Lessee agrees that the Equipment shall be and remain personal property notwithstanding the manner in which it may be attached or affixed to realty, and Lessee shall do all acts and enter into all agreements necessary to ensure that the Equipment remains personal property.

4.3 Quiet Enjoyment. So long as Lessee shall not be in default hereunder and Lessor continues to receive all rent and other sums payable by Lessee hereunder in accordance with the terms hereof, neither Lessor nor its assignee, shall interfere with Lessee's right of quiet enjoyment and use of the Equipment.

4.4 Further Assurances. Lessee agrees that at any time, and from time to time, after the execution and delivery of this Lease, it shall, upon the request of Lessor, execute and deliver such further documents and do such further acts and things as Lessor may reasonably request in order fully to effect the purposes of this Lease including without limitation, the filing of financial and confirmation statements. Lessee authorizes Lessor to file a financing statement or any confirmation statements signed only by Lessor in accordance with the Uniform Commercial Code or signed by Lessor as Lessee's attorney in fact.

4.5 Rights, Remedies, Powers. Each and every right, remedy and power granted to Lessor hereunder shall be cumulative and in addition to any other right, remedy or power herein specifically granted or now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by Lessor from time to time concurrently or independently and as often and in such order as Lessor may deem expedient. And any failure or delay on the part of Lessor in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate a waiver thereof or affect Lessor's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power.

4.6 Notices. Any notice, request, demand, consent, approval or other communication provided or permitted hereunder shall be in writing and shall be conclusively deemed to have been received by a party hereto on the day it is delivered to such party at its address set forth above (or at such other address as such party shall specify to the other party in writing), or if sent by registered or certified mail, return receipt requested, on the third business day after the day on which mailed, addressed to such party at such address.

4.7 Section Headings. Section headings are inserted for convenience only and shall not affect any construction or interpretation of any Lease.

4.8.  Binding Effect. Each Lease, subject to the provisions of Sections 2.8 and
      4.3 hereof, shall be binding upon and shall inure to the benefit of the respective successors and assigns of the Lessee and Lessor.

4.9 Governing Law. Each Lease shall be governed in all respects by the laws of the Commonwealth of Massachusetts.

4.10 Entire Lease. Each Lease, consisting of the terms and conditions of this Master Agreement, a Supplement, and any Amendments, Schedules or Riders to either of them, constitutes the entire agreement between Lessor and Lessee. No waiver, consent, modification or change of terms of this Lease shall bind either party unless in writing signed by both parties, and then such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. There are no understandings, agreements, representations or warranties, express or implied, not specified therein regarding any Lease or the Equipment leased thereunder. Any terms and conditions of any purchase order or other document (with the exception of Supplements) submitted by Lessee in connection with any Lease which are in addition to or inconsistent with the terms and conditions of such Lease will not he binding on Lessor and will not apply to the Lease. LESSEE BY THE SIGNATURE BELOW OF ITS AUTHORIZED REPRESENTATIVE ACKNOWLEDGES THAT IT HAS READ THIS MASTER AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS WITH RESPECT TO ANY LEASE ENTERED INTO HEREUNDER.

      SEE ADDENDUM NO. 1 TO MASTER EQUIPMENT LEASE AGREEMENT NO. F38429 DATED 08/10/99 ATTACHED HERETO AND MADE A PART HEREOF FOR ADDITIONAL TERMS AND PROVISIONS.

ACCEPTED AND AGREED

FORSYTHE/McARTHUR ASSOCIATES, INC.      MAIL.COM

BY: /s/ Gordon Decker                   BY: /s/ Debra McClister
   --------------------------------        -------------------------------------
TITLE: President                        TITLE: EVP & CFO
      -----------------------------           ----------------------------------

                                                                           LEASE
                                                                        SCHEDULE

[LOGO]FORSYTHE
        McARTHUR

LEASE AGREEMENT NO. F38429 DATED August 10,1999.
SCHEDULE A DATED: August 10, 1999.
    MINIMUM TERM: 36 months after the first day of the month following the
                  Commencement Date of the last item of Equipment.
    LESSEE: MAIL.COM, INC.
    EQUIPMENT LOCATION: 25 BROADWAY, NEW YORK, NY 10004.
    COMMENCEMENT DATE: Upon installation of the Equipment.
    MANUFACTURER: VARIOUS

      Equipment                                         Serial           Monthly
Qty   Type  Model        Description                    Number              Rent
---   ----  -----        -----------                    ------              ----

2     3830-36       SYM 3830 36GB FRAME
48                  3030-36M2 36GB INTERNAL DRIVES
                      (72.4GB USABLE RAID-1)
4                   DP2-FCD2 2PORT MULTIMODE FIBRE
                      CHANNEL DIRECTOR
4                   DP2 4PORT ULTRA SCSI
                      CHANNEL DIRECTOR
4                   DP2-RLD4 4PORT REMOTELINK DRTR
8                   MEM2-6144 6GB CACHE MEMORY
4                   FC10M-50M 10METER FIBRE
                      CHANNEL CABLES
2     CFS-14        CELERRU CABINET
10                  CDMS-2E4 2X QUAD ETHERNET
                      DATAMOVER
2                   CCS3-6 CELERRA CONTROL STATION
10                  CPS-UNIX.LIC CELERRA SW LICENSE
2                   CPS-CSMUR-LIC CONTROL STATION
                      MGR SW
12                  C12MIN-689 12M SCSI CABLE
2     EC-1000       CONNECTRIX CABINET
1                   SP-1001 CONNECTRIX SERVICE
                      PROCESSOR KIT
2                   ED-1032-325 CONNECTRIX
                      DIRECTOR 32 PORT
1                   EM-1002 CONNECTRIX MGR SW
2                   PM-1032 CONNECTRIX PRD MGR
40                  FC30M-50M FIBER 30 CABLES
2     EDB-TJBR2     DB EDITION F/ORACLE
                    FOR 2SUN HOSTS AND SYMMETRIX 3930
                    EFS-SUN450 FOUNDATION SUITE BY
                      VERITAN FOR SUN 450
2     PS-LVL1-SRDF  SRDF INSTALL
2                   PS-LVL1-SYM PROF'L SERVICES
                      PLANNING, INSTALL, IMPLEMENTAT.
                      SYMM MGR.

INITIALS:

 /s/ FMA
-----

 /s/ LESSEE
-----

[LOGO]

Mail.com, Inc.
Schedule A to Lease Agreement No. F38429

       Equipment                                         Serial       Monthly
Qty   Type  Model              Description               Number          Rent
---   ----  -----              -----------               ------          ----

 2                  PS-LVL1-TIME PROF'L SERVICES
                      PLANNING, INSTALL, IMPLEMENTAT.
                      TIMEFINDER
 2                  PS-LVL1-PWP PROF'L SERVICES
                      PLANNING, INSTALL, IMPLEMENTAT.
                      POWERPATH
 2                  PS-CFS-PM PROF'L SERVICES
                      PLANNING, INSTALL, IMPLEMENTAT.
                      CELERRA
 1                  PS-BSN-PM PROF'L SERVICES
                      PLANNING, INSTALL, IMPLEMENTAT.
                      BSN
 1                  PSI-FPB-BC PROF'L SERVICES
                      PLANNING, INSTALL, IMPLEMENTAT.
                      BUSINESS CONTINUANCE
 2    SYMMGR-BAS    SYMM MANAGER BASE S/W
 2                  SYMMGR-DDR SYMMETRIX MGR SW
                      BASE COMPONENT
 2                  SYMMGR-CTL SYMMETRIX MGR
                      SW-CONTROL COMPONENT
 2                  SYMMGR-WLA SYMMETRIX MGR
                      SW-WORKLOAD ANALYZER COMPON.
 2                  POWERPATH-ENT SW FOR ENTERPRIS
                      CLASS SERVER
 2                  TF-OPEN TIMEFINDER SW FOR
                      OPEN SYSTEMS
 2                  SRDF-3800 SYMMETRIX REMOTE
                      DATE FACILITY
 2                  V-LOGTX-XS VOLUME LOGIX SW
                    3YEAR HARDWARE SUPPORT
                    3YEAR SOFTWARE SUPPORT
 25                 FIBRE CHANNEL HOST-BUS ADPTR
                    FOR SUN PCI BASED MACHINES
 14   FC641063EMC   FIBRE-CHANNEL HOSTBUS ADPTR
                    FOR SUN SBUS BASED MACHINES

                    Effective upon the Commencement Date
                    through the end of the 24th full month
                    of Minimum Term:                                 $109,709.00

                    Effective from the first day of the
                    25th month through the end of the
                    Minimum Term and thereafter:                     $137,937.00

INITIALS:

 /s/ FMA
-----

 /s/ LESSEE
-----

Mail.com, Inc.
Schedule A to Lease Agreement No. F38429

1. This Lease Schedule is contingent upon FMA's receipt of Master Equipment Lease Agreement No. F38429 and related documentation to be returned to FMA simultaneously with this Schedule properly executed by Lessee.

2. The Monthly Rent is based on Lessee assigning its on-order Equipment to Forsythe/McArthur Associates, Inc., resulting in an FMA purchase price not to exceed $3,600,000.00.

3. The Monthly Rent herein is subject to change if this contract is not properly executed and received by FMA by Sept. 10, 1999, and the Equipment is not delivered, installed and accepted by Lessee by October 31, 1999.

4. The term of this Lease shall commence on the date set forth hereinabove and shall continue in force thereafter until the Lease is terminated by either party upon not less than sixty (60) days prior written notice to the other party; provided, however, that this Lease shall in no event be terminated prior to the expiration of the minimum term specified herefor ("Minimum Term"), and that no notice of termination shall be effective if given more than one hundred eighty (180) days before the date of termination. Any notice of termination given by either party may not be withdrawn without the written consent of the other party. Except as otherwise expressly provided herein, each Lease is irrevocable for the full term thereof and for the aggregate rental therein provided.

5. The terms and conditions of Lease Agreement No. F38429 are herein incorporated by reference. In addition, it is agreed that the warranty disclaimer set forth in the Lease Agreement shall apply to FMA's affiliate, Forsythe Solutions Group, Inc.(FSG) to the extent that any of the Equipment is supplied by FSG (Lessee shall nevertheless have the benefit of all applicable manufacturer warranties).

6.    Insurance Value: $3,600,000.00

FORSYTHE McARTHUR ASSOCIATES, INC.      MAIL.COM, INC.

BY /s/ Gordon Decker                    BY /s/ Debra McClister
  ---------------------------------       --------------------------------------
                                                 An Authorized Signatory

NAME  Gordon Decker                     NAME  Debra McClister
    -------------------------------           ----------------------------------
TITLE Authorized Signatory              TITLE EVP & CFO DATE 9/10/99
      --------------------
DATE 8/12/99
     -------

                                 ADDENDUM NO. I

         TO MASTER EQUIPMENT LEASE AGREEMENT NO. F38429 ("MASTER LEASE")

                           DATED AS OF AUGUST 10, 1999

                                 BY AND BETWEEN

                   FORSYTHE/McARTHUR ASSOCIATES, INC. ("FMA")

                                       AND

                            MAIL.COM. INC. ("LESSEE")

The terms and provisions of the Master Lease are hereby amended as follows:

1. Section 1.1. Lease of Equipment: All references to the term "Supplement" shall mean "Schedule" for all purposes hereinafter.

2.    Section 1.5. Return of Equipment:

      (a) Delete "expiration" and insert "termination" in lieu thereof.

      (b) Delete "end" and insert "termination" in lieu thereof.

3. Section 2.3. Installation, Maintenance and Repair: In the first sentence, delete "expiration" and insert "termination" in lieu thereof.

4.    Section 2.4. Taxes:

      (a) In the second sentence (fifth line), delete "filed by Lessee" and insert "filed by Lessor" in lieu thereof.

      (b) In the last line, after "amount of" insert "such taxes paid by Lessor on behalf of Lessee and".

5. Section 4.4. Further Assurances: In the second line, after "further documentation" insert "including without limitation a Certificate of Incumbency".

6. Section 4.9. Governing Law: Delete "Commonwealth of Massachusetts" and insert "State of Illinois" in lieu thereof.

7.    The following sections are added to the end of the Agreement:

      5.1.Option To Extend: Provided that no Event of Default exists under the Lease, Lessee shall have the option to renew or extend the Lease of any or all of the Equipment at the end of the Initial Term or any extension thereof ("Extended Term") for an Extended Term of one year, two years or three years. The Monthly Rental during any Extended Term shall be the Fair Market Value rental for the Equipment at the commencement of any Extended Term for the term chosen. Such option may be exercised by Lessee by giving written notice to Lessor not less than sixty (60) days prior to the expiration of the Initial Term or any Extended Term then in effect.

      5.2.Option to Purchase: Provided that no Event of Default exists under the Lease, the Lessee shall have the option to purchase any or all of the Equipment at the expiration of the Initial Term or any Extended Term for a purchase price equal to the Fair Marker Value of the Equipment at such point in time plus any applicable taxes. Such option may be exercised by Lessee by giving written notice to the Lessor not less than sixty (60) days prior to the expiration of the Initial Lease Term or any Extended Term then in effect. On the expiration date of the Initial Term or any Extended Term, if Lessee has elected to purchase the Equipment, Lessee shall purchase from Lessor, and Lessor shall sell to Lessee the

      Equipment on an AS IS, WHERE IS, BASIS except that Lessor shall warrant title and that the equipment is free and clear of all liens and encumbrances arising by or through the Lessor, except for taxes or other impositions for which Lessee is obligated to pay under the Lease or conversion to Purchase. Lessor shall provide Lessee with a Bill of Sale following Lessee's request and the payment in full. Monthly lease payments shall continue to accrue at the then current lease rate until the full Purchase Price plus any and all tax is paid to Lessor.

      5.3 Fair Market Value: Fair Market Value shall be determined on the basis of and shall mean the amount which would be obtainable and paid in an arms length transaction between an informed and willing buyer or lessee, as the case may be, (other than lessee currently in possession) and an informed and willing seller or lessor. If Lessor and Lessee can not agree upon the Fair Market Value for the Equipment, the Fair Market Value shall be determined on a delivered, retail, installed, in-place basis in accordance with the following: Lessor and Lessee shall each obtain an appraisal of the Equipment from an independent appraiser selected by each party. The average of such two (2) appraisals shall be the Fair Market Value for the Equipment. Notwithstanding the foregoing, if the two (2) appraisals vary in value by more than fifteen percent (15%), than the two (2) appraisers selected by Lessor and Lessee shall select a third independent appraiser who will provide an appraisal of the Equipment. The results of the appraisal of the third independent appraiser shall be the Fair Market Value of the Equipment. The expense of such appraisals shall be borne equally by Lessor and Lessee.

      5.4 Prepayment: Provided that no Event of Default exists under the Lease, with 90 days prior written notice, Lessee may prepay the remaining lease payments owed and outstanding under the Lease discounted at the U.S. Treasury Note Rate in effect on the Commencement Date for notes having a maturity comparable to the remaining term of the Lease plus any applicable pre-payment penalties. At such time as this has been done, Lessee may exercise the Option to Purchase in Paragraph 5.2 above.

Except as specifically modified hereby, the terms and provisions of the Master Lease shall remain in full force and effect.

Dated: August 10, 1999

ACCEPTED AND AGREED

FORSYTHE/McARTHUR ASSOCIATES, INC.      MAIL.COM, INC.

BY: /s/ Gordon Decker                   BY: /s/ Debra McClister
   --------------------------------         ------------------------------------

TITLE: President                        TITLE: EVP & CFO
      -----------------------------           ----------------------------------

                                 ADDENDUM NO. 1
                            TO EQUIPMENT SCHEDULE A,
                              DATED AUGUST 10, 1999

The following amendment is incorporated into and made a part of the attached Equipment Schedule A to Master Lease Agreement No. F38429 ("Master Lease"), dated August 10, 1999 between FORSYTHE/MCARTHUR ASSOCIATES, INC. ("Lessor") and MAIL.COM, INC. ("Lessee"):

1. Option to Purchase. Provided that no Event of Default exists under the Lease, the Lessee shall have the option to purchase the Equipment at the expiration of the Initial Term or any Extended Term for a purchase price equal to the lesser of (a) the Fair Market Value of the Equipment at such point in time plus any applicable taxes or (b) thirty percent (30%) of the hardware cost of the Equipment in the amount of $2,777,600.00 plus any applicable taxes.

Except as expressly modified herein, the terms and provisions of the Schedule A and the Master Lease, including the other terms and conditions for the option to purchase, shall remain in full force and effect.

Dated: September 1, 1999

ACCEPTED AND AGREED

MAIL.COM, INC.                          FORSYTHE/McARTHUR ASSOCIATES, INC.

BY: /s/ Debra McClister                 BY:  /s/ Gordon Decker
   --------------------------------        -------------------------------------

TITLE: EVP & CFO                        TITLE:  President
      -----------------------------           ----------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

--------------------------------------------------------------------------------
A. NAME & TEL. # of CONTACT AT FILER (optional)

--------------------------------------------------------------------------------
B. FILING OFFICE ACCT.# (optional)

--------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

--------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): |_|LESSOR/LESSEE
                                         |_|CONSIGNOR/CONSIGNEE
                                         |_|NON-UCC FILING
--------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
--------------------------------------------------------------------------------
   1a. ENTITY'S NAME

      Mail.com, Inc.
   -----------------------------------------------------------------------------
OR
   1b. INDIVIDUAL'S LAST NAME

--------------------------------------------------------------------------------
       FIRST NAME

--------------------------------------------------------------------------------
       MIDDLE NAME

--------------------------------------------------------------------------------
       SUFFIX

--------------------------------------------------------------------------------
1c. MAILING ADDRESS
       11 Broadway Suite 660
--------------------------------------------------------------------------------
    CITY
       New York
--------------------------------------------------------------------------------
    STATE
       NY
--------------------------------------------------------------------------------
    COUNTRY

--------------------------------------------------------------------------------
    POSTAL CODE
       10004
--------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#

--------------------------------------------------------------------------------
OPTIONAL ADD'NL INFO RE ENTITY DEBTOR
--------------------------------------------------------------------------------
1e. TYPE OF ENTITY

--------------------------------------------------------------------------------
1f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION

--------------------------------------------------------------------------------
1g. ENTITY'S ORGANIZATIONAL I.D.#, if any
                                                                      |_|NONE
================================================================================
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME-insert only debtor name (2a or 2b) 2a. ENTITY'S NAME

   -----------------------------------------------------------------------------
OR
   2b. INDIVIDUAL'S LAST NAME

--------------------------------------------------------------------------------
       FIRST NAME

--------------------------------------------------------------------------------
       MIDDLE NAME

--------------------------------------------------------------------------------
       SUFFIX

--------------------------------------------------------------------------------
2c. MAILING ADDRESS

--------------------------------------------------------------------------------
    CITY

--------------------------------------------------------------------------------
    STATE

--------------------------------------------------------------------------------
    COUNTRY

--------------------------------------------------------------------------------
    POSTAL CODE

--------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#

--------------------------------------------------------------------------------
OPTIONAL ADD'NL INFO RE ENTITY DEBTOR
--------------------------------------------------------------------------------
2e. TYPE OF ENTITY

--------------------------------------------------------------------------------
2f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION

--------------------------------------------------------------------------------
2g. ENTITY'S ORGANIZATIONAL I.D.#, if any
                                                                      |_|NONE
================================================================================
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
   3a. ENTITY'S NAME

         Forsythe/McArthur Associates, Inc.
   -----------------------------------------------------------------------------
OR
   3b. INDIVIDUAL'S LAST NAME

--------------------------------------------------------------------------------
       FIRST NAME

--------------------------------------------------------------------------------
       MIDDLE NAME

--------------------------------------------------------------------------------
       SUFFIX

--------------------------------------------------------------------------------
3c. MAILING ADDRESS
      7500 Frontage Road
--------------------------------------------------------------------------------
    CITY
       Skokie
--------------------------------------------------------------------------------
    STATE
       IL
--------------------------------------------------------------------------------
    COUNTRY

--------------------------------------------------------------------------------
    POSTAL CODE
       60077
================================================================================
4. This FINANCING STATEMENT covers the following types or items of property:

   Computer, data processing, telecommunications and other equipment together with all attachments, accessories, replacements, products and proceeds thereof, from time to time leased by Lessor to Lessee pursuant to Master Equipment Lease Agreement No. F38429 dated 8/10/99 and various Schedules entered into pursuant thereto. This financing statement is filed for informational purposes only and shall not of itself be a factor in determining whether or not a lease is intended as security.

================================================================================
5. CHECK BOX
   (if applicable)

|_| This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)

================================================================================
6. REQUIRED SIGNATURE(S) Mail.com, Inc. /s/ Debra McClister
   Forsythe/McArthur Associates, Inc.
--------------------------------------------------------------------------------
7. If filed in Florida (check one)
   |_| Documentary                      |_| Documentary stamp
       stamp tax paid                       tax not applicable
================================================================================
8. |_| This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS
       Attach Addendum                                           (if applicable)
--------------------------------------------------------------------------------
9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
[ADDITIONAL FEE]
(optional)     |_|All Debtors      |_|Debtor 1    |_|Debtor 2
================================================================================
(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)
                                                                 REORDER FROM
                                                                 Registre, Inc.
                                                                 514 PIERCE ST.
                                                                 P.O. BOX 218
                                                                 ANOKA, MN 55303
                                                                 [ILLEGIBLE]